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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 14, 2004



                               GFSB Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)



          Delaware                        0-25854                04-2095007
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(State or other jurisdiction         (Commission File           (IRS Employer
of incorporation)                          Number)           Identification No.)



221 West Aztec Avenue, Gallup, New Mexico                         87301
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (505) 726-6500
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)



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                               GFSB BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 7.   Financial Statements and Exhibits
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          (c) Exhibits:

              99.1     Press Release dated May 14, 2004



Item 12.  Results of Operation and Financial Condition
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     On May 14, 2004, the Registrant  issued a press release to report  earnings for the quarter and nine months ended March 31, 2004. A copy of the press release is furnished with this report as exhibit 99.1.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GFSB Bancorp, Inc.


Date: May 14, 2004                        By:   /s/Jerry R. Spurlin
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                                                Jerry R. Spurlin
                                                Chief Financial Officer
                                                (Duly Authorized Representative)